AMENDMENT NUMBER TWO
to the
MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
dated as of November 1, 2001,
between
UBS WARBURG REAL ESTATE SECURITIES INC.,
and
COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER TWO (this “Amendment”) is made as of August 1, 2003, between Countrywide Home Loans, Inc., (the “Seller”) and UBS Warburg Real Estate Securities Inc., (the “Purchaser”), to the Master Loan Purchase and Servicing Agreement, dated as of November 1, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) between the Purchaser and the Seller, as otherwise amended.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. Effective as of August 1, 2003, the Agreement is hereby amended as follows:

(A)

The first WHEREAS clause is amended to add “and conventional fixed rate” following the words “conventional adjustable rate”.

(B)

The following definitions are added to Section 1:

(i)

Adjustable Rate Mortgage Loan: A Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of the Mortgage Note.

(ii)

Fixed Rate Mortgage Loan: A Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

(C) The following definitions in Section 1 are hereby revised by deleting the definition in its entirety and replacing it with the following:

(i)

Mortgage Loan: An individual Fixed Rate Mortgage Loan or Adjustable Rate Mortgage Loan, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

(ii)

Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment. The Periodic Rate Cap for a Treasury Rate Mortgage Loan, a LIBOR Mortgage Loan, a 10/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan, a 5/1 ARM Mortgage Loan and a 3/1 ARM Mortgage Loan is 2%; provided, however, that the Periodic Rate Cap does not apply to a 5/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan or a 10/1 ARM Mortgage Loan for the initial Interest Rate Adjustment Date. The Periodic Rate Cap for a CD Mortgage Loan is 1%.

(iii)

Servicing Fee Rate: Unless otherwise provided for in the related Purchase Price and Terms Letter and set forth in the related Mortgage Loan Schedule, (i) 0.25% per annum with respect to Fixed Rate Mortgage Loans, (ii) 0.375% per annum with respect to LIBOR Mortgage Loans, Treasury Rate Mortgage Loans and CD Mortgage Loans, (iii) with respect to 5/1 ARM Mortgage Loans, 7/1 ARM Mortgage Loans and 10/1 ARM Mortgage Loans, 0.25% per annum during the period the interest rate on such Mortgage Loan is fixed and 0.375% per annum thereafter, (iv) with respect to 3/1 ARM Mortgage Loans 0.25% per annum.

(iv)

Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan in accordance with the terms of the related Mortgage Note.

(v)

Custodial Account: The separate account or accounts created and maintained pursuant to this Agreement, which shall be an Eligible Account and shall be entitled “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans”.

(vi)

Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be an Eligible Account and shall be entitled “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans”.

(vii)

Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Interest Rate Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Interest Rate Adjustment Date.

(viii)

Lifetime Mortgage Interest Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate cannot be adjusted.

(ix)

Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note and in compliance with the related Initial Rate Cap, Lifetime Cap and Periodic Rate Cap, if any, of the related Mortgage Note.

(D)

Subsection 7.02(viii) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(viii)

At origination of each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, predatory and abusive lending or disclosure laws applicable to the origination and servicing of loans of a type similar to the Loans have been complied with;

(E)

Subsection 7.02(xxi) of the Agreement is hereby amended by deleting the second to last sentence in that paragraph and replacing it with the following:

(xxi)

With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in compliance with state and federal law and the terms of the related Mortgage Note.

(F)

Subsection 7.02(xxxix) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xxxix) Except with respect to Adjustable Rate Mortgage Loans, the Mortgage contains customary and enforceable provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder;

(G) Subsection 7.02(xli) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xli)

None of the Mortgage Loans are (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), or (b) classified as “high cost”, “threshold”, or “predatory” loans under any other applicable state, federal or local law, including any predatory or abusive lending laws, or (c) in violation of any state law or ordinance comparable to HOEPA;

(H) Subsection 7.02(xliv) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xliv)

Except as set forth on the related Mortgage Loan Schedule, none of the Mortgage Loans are subject to a prepayment penalty. Any such prepayment penalty is enforceable and was originated in compliance with all applicable federal, state, and local laws.

(I) Subsection 7.02 of the Agreement is hereby amended by adding the following after Subsection 7.02(xliv):

(xlv)

The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

(xlvi)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”) or the New York Banking Law 6-1. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(xlvii)

All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:_______________________________

Name:

Title:

UBS WARBURG REAL ESTATE SECURITIES INC.

By:______________________________

Name:

Title:

By:______________________________

 Name:

Title: